                                                                    Exhibit 21.1


                  SUBSIDIARIES OF LOEWEN GROUP INTERNATIONAL, INC.

      Set forth below are all of the entities that are subsidiaries of Loewen Group International, Inc. as of December 17, 2001, and the assumed names under which those entities conduct business. Each entity is a wholly owned direct or indirect subsidiary of Loewen Group International, Inc. unless indicated in parentheses following that entity's name.

                                   UNITED STATES

ALABAMA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Planning (Alabama), Inc.
Brooks-Cargile Funeral Home, Inc.
Eastwood Memorial Gardens, Inc.
GTHN Holdings, Inc.
GTHC Holdings, Inc.
Montgomery Memorial Cemetery, Inc.
North Alabama Memorial Gardens, Inc..........................     Burningtree Memorial Gardens
Roy Brown - Service Funeral Home, Inc.
Saint Clair Memorial Gardens,
Incorporated.................................................     St. Clair Memorial Gardens
Searcy Funeral Home, Inc.
Walker Cemetery Corporation..................................     Walker Chapel Funeral Home
                                                                  Walker Chapel Memorial Gardens
Woodlawn Memory Gardens, Inc.

ALASKA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Alaska), Inc. (f/k/a
  Evergreen Memorial Chapel, Inc.)...........................     Alaska Cremation Center
                                                                  Evergreen's Eagle River Funeral Home

ARIZONA


SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Arizona), Inc. (f/k/a
  Cemetery Management Company, Inc.)
Carr Mortuary, Inc...........................................     Carr-Tenney Mortuary
Desert DR Acquisition, Inc...................................     Desert Rose Cremation & Burial
                                                                  Desert Rose Crematory
Dimond & Sons Silver Bell Chapel, Inc........................     Mohave Cremation Service
Flagstaff-Greenlaw Mortuary, Inc.............................     Flagstaff Mortuary
Greer - Mountain View Mortuary, Inc..........................     Northern Arizona Cremation & Burial
Hatfield Funeral Home, Inc...................................     Cochise Memory Gardens Cemetery
                                                                  Hatfield Crematory
LHMG Holdings, Inc.
Page Mortuary, Inc...........................................     Greer's Lake View Mortuary
Phoenix Memorial Mortuary, Inc...............................     Phoenix Memorial Park and Mortuary


SUBSIDIARY                                                        ASSUMED NAME(S)
Phoenix Memorial Park Association
Yuma Mortuary & Crematory, Inc.


ARKANSAS

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of Arkansas, Inc.
Alderwoods (Arkansas), Inc. (f/k/a
  Benton County Memorial Park, Inc.)
BTSV Holdings, Inc.
Callison Lough Funeral Home, Inc.
Eastern Arkansas Memorial Gardens, Inc.
Loewen (Arkansas) Holdings, Inc.
Lough, Inc...................................................     Callison-Lough Funeral Service
Maxwell Holding Company, Inc.
NSHV Holdings, Inc.

CALIFORNIA


SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Funeral Insurance Services
Alderwoods (Texas), Inc. (f/k/a Loewen
(Texas) II, Inc.)
Alderwoods Group (California), Inc.
  (f/k/a Brentwood Funeral Home, Inc.).......................     Brentwood Funeral Home
Bannon Disposition, Inc.
Calico General Partner, Inc.
Chapel of the Seaside Inc.
Chapel of the Pines Funeral Home, Inc........................     Cold Springs Crematorium
Chapel of the Valley of Castro Valley, Inc...................     Chapel of the Valley Mortuary
Coge Investment Corporation
Conejo Mountain Memorial Park................................     Conejo Mountain Funeral Home
Conrad Lemon Grove Mortuary, Inc.
Culjis, Miller, Skelton and Herberger,
Inc.
DCRM Holdings, Inc.
Delano Mortuary
Directors Succession Planning, Inc.
(85%)
Directors Succession Planning II, Inc.
(85%)
DSP General Partner II, Inc. (85%)
E. & M. Frandsen, Inc........................................     Fred Young & Co. Funeral Directors
                                                                  Fred Young & Company Funeral Directors
Funeral Discount Center, Inc.
Greenview Cemetery, Inc.
Guerrero Mortuary, Inc.......................................     Guerrero Mortuary Chapel
HDLY Holdings, Inc.
International Memorial Society, Inc..........................     Desert Hot Springs Mortuary
                                                                  Discount Cremation & Burial Service of the Desert
                                                                  Palm Springs Mortuary
Jensen-Carpenter Mortuary, Inc...............................     Colorado River Cremation & Burial
Johnson Funeral Home, Inc.
Keaton Mortuaries, Inc.......................................     Keaton's Mortuary
                                                                  Keaton's Redwood Chapel of Marin
Loewen (Alabama), Inc.


SUBSIDIARY                                                        ASSUMED NAME(S)
Loewen (Indiana), Inc.
Loewen (Texas), Inc.
Loewen Communication Center, Inc.
McLeod Mortuary, Inc.........................................     McLeod Mortuary-Escondido Chapel
Memorial Consultants of California, Inc.
Memory Chapel, Inc.
Merced Funeral Chapel........................................     Stratford Evans Merced Funeral Chapel
Merkley-Mitchell Mortuary....................................     Beardsley-Mitchell Funeral Home
Miller's Tulare Funeral Home
Mission Chapel of San Jose, Inc..............................     Mission Chapel of Rancadore & Alameda
Mission Memorial Park........................................     Monterey Peninsula Mortuary
Mission Mortuary, Inc.
Mount Hope Cemetery, Inc.
Nicoletti, Culjis & Herberger Funeral Home, Inc.
Norman's Family Chapel, Inc.
Palm Springs Mausoleum, Inc.
Paris-Fredrick Mortuary, Inc.
Pierce Mortuary Chapels, Inc.................................     Humbolt Crematory
                                                                  Pierce Mortuary
                                                                  Paul's Chapel
Pinkham-Mitchell Mortuary, Inc...............................     Pinkham-Mitchell Imperial Beach Mortuary
PMHM Holdings, Inc.
Security Plus Mini & RV Storage, Inc.
Smith-Reardon Incorporated
Stephens & Bean..............................................     Stephens & Bean Funeral Chapel
Universal Memorial Centers V, Inc............................     Humphrey Mortuary

Universal Memorial Centers VI, Inc...........................     Lodi Memorial Park & Cemetery
                                                                  Rocha's Mortuary
Valley Mortuary, Inc.
Wallace-Martin Funeral Home, Inc. (99.95%)...................     Alternative Burial & Cremation Services
Whitehurst California
Whitehurst, Sullivan, Burns & Blair Funeral Service..........     Whitehurst, Sullivan, Burns & Blair Chapel
Whitehurst-Grim Funeral Service
Whitehurst-Lakewood Memorial Park and Funeral Service
Whitehurst-Loyd Funeral Service
Whitehurst-McNamara Funeral Service..........................     Whiehurst-McNamara-Serpa Funeral Service
Whitehurst-Muller Funeral Service
Whitehurst-Norton Funeral Service............................     Whitehurst-Norton-Dias Funeral Service
Whitehurst-Terry Funeral Service
Willow Glen Mortuary, Inc....................................     Willow Glenn Funeral Chapel


COLORADO


SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Colorado), Inc. (f/k/a Almont, Inc.).............     Boies-Ortega Funeral Home
                                                                  George McCarthy Funeral Home
                                                                  Wilson Funeral Home
COMO Holdings, Inc.

Imperial Memorial Gardens, Inc...............................     American Burial & Cremation Services
                                                                  Green Acres Pet Cemetery & Crematory

SUBSIDIARY                                                        ASSUMED NAME(S)
                                                                  Imperial Memorial Funeral Home
                                                                  Southern Colorado Cremation Society
MVM Holdings, Inc.


CONNECTICUT

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Connecticut), Inc. (f/k/a Gilman
  Funeral Home, Inc.)........................................     Gilman Funeral Home, Inc.
                                                                  Valade Funeral Home
New England Holding Company, Inc.
Spadaccino Funeral Home, Inc.................................     Spadaccino Community Funeral Home

DELAWARE


SUBSIDIARY                                                        ASSUMED NAME(S)
Administration Services, Inc.
Alderwoods (Alabama), Inc. (f/k/a Mountain
  View Floral, Inc.)
Alderwoods (Commissioner), Inc. (f/k/a
  Neweol Investments (U.S.A.), Inc.)
Alderwoods (Delaware), Inc. (f/k/a
  Loewen Management Investment Corporation)
Alderwoods (Mississippi), Inc. (f/k/a
  Wm. F. Cushing, Inc.)
Alderwoods (Texas), L.P. (f/k/a Loewen (Texas), L.P.)........     Angelus Funeral Home
                                                                  Blanton Niday
                                                                  Cashner Funeral Home
                                                                  Earthman Baytown Funeral Home
                                                                  Earthman Bellaire Funeral Home
                                                                  Earthman Downtown Funeral Home
                                                                  Earthman Gulf Funeral Home
                                                                  Earthman Funeral Directors - Hunters Creek
                                                                  Earthman North Funeral Home
                                                                  Earthman Funeral Directors - Resthaven Chapel
                                                                  Earthman Southwest Funeral Home
                                                                  Galloway & Sons
                                                                  Galloway & Sons of Beeville
                                                                  Galloway & Sons of Three Rivers
                                                                  Harding-Orr & McDaniel Funeral Home
                                                                  J.B. Earthman Tanglewood Funeral Directors
                                                                  Martin's Funeral Home
                                                                  Earthman Memory Gardens Cemetery
                                                                  Mt. Franklin Funeral Home
                                                                  Palmer Mortuary
                                                                  Southside Funeral Home & Community Cremation Center
                                                                  Virgil Wilson Mortuary
Alderwoods Life Insurance Group, Inc.
  (f/k/a Loewen Life Insurance Group, Inc.)
American Burial and Cremation Centers, Inc...................     American Burial and Cremation
                                                                  American Burial & Cremation

SUBSIDIARY                                                        ASSUMED NAME(S)
Chapel of Chimes Funeral Home, Inc.
Directors (Texas), L.P. (85%)................................     Bailey Funeral Home
                                                                  Brackettville Funeral Home
                                                                  Branon Funeral Home
                                                                  Campbell Funeral Home
                                                                  Clement-Keel Funeral Home
                                                                  Community Memorial Funeral Home
                                                                  Cooper Funeral Chapel, Inc.
                                                                  Coward Funeral Home
                                                                  Davis-Morris Funeral Home
                                                                  Del Rio Funeral Home
                                                                  Edwards Funeral Home
                                                                  Edwards Funeral Home - Eastland
                                                                  Elliott-Hamil Funeral Home
                                                                  Elliott-Hamil Garden of Memories
                                                                  Foskey-Lilley-McGill
                                                                  Frank W. Wilson Funeral Directors
                                                                  Geeslin Funeral Home
                                                                  Geo. C. Price Funeral Directors
                                                                  Harkey Funeral Home
                                                                  Harper-Talasek Executive Office
                                                                  Harper-Talasek Family Center
                                                                  Harper-Talasek Funeral Homes
                                                                  Hewett Funeral Home
                                                                  Hubbard-Kelly Funeral Home
                                                                  Huff Funeral Home
                                                                  Huff/Slay Funeral Home
                                                                  Jimerson Funeral Home
                                                                  Johnson's Funeral Home
                                                                  Kiker-Seale Funeral Home
                                                                  Lemons Funeral Home Memorial Chapel
                                                                  Lloyd-James Funeral Home
                                                                  Memorial Funeral Home
                                                                  Memorial Funeral Home of Seminole
                                                                  N.S. Griggs & Sons Funeral Directors
                                                                  Odessa Funeral Home
                                                                  Paradise Chapel of Roses Mortuary
                                                                  Pecos Funeral Home
                                                                  Rains-Seale Funeral Home
                                                                  Santa Anna Funeral Home
                                                                  Scott's Funeral Home
                                                                  Seven Kids
                                                                  Smith-Rogers Funeral Home
                                                                  Tembico
                                                                  Tembico Financial Services
                                                                  The Seale Group, Inc.
                                                                  Thompson Funeral Home
                                                                  Van Horn Funeral Home
                                                                  Wallace Funeral Home
                                                                  Wood-Dunning Funeral Home
Eagle Lending, Inc...........................................     Eagle Lending, Inc. & Loewen Collections, Inc.
Family Memorial Casket Center, Inc.
Gorder Funeral Home, Inc.
Great Lakes Cemetery Corp.


SUBSIDIARY                                                        ASSUMED NAME(S)
H.P. Brandt Funeral Home, Inc.
HMP Acquisition, Inc.
Lester L. Hayman Funeral Home, Inc...........................     Hubert C. Baker Funeral Home - Victory Chapel
Lienkaemper Chapels, Inc.....................................     Lienkaemper Funeral Chapel, Nyssa
                                                                  Lienkaemper Funeral Chapel, Ontario
                                                                  Lienkaemper Funeral Chapel, Vale
LMG Holdings, Inc.
Loewen (Alabama), L.P........................................     Bayview Funeral Homes and Cemeteries - Bayview Cemetery
                                                                  Bayview Funeral Home - Daphne-Spanish Fort Chapel
                                                                  Bayview Funeral Home - Fairhope Chapel
                                                                  Bayview Funeral Home - Foley Chapel
                                                                  Curtis and Son Funeral Home
                                                                  Fuqua-Bankston Funeral Home
                                                                  Kilgroe Funeral Home
                                                                  Limestone Memorial Gardens
                                                                  Moss Service Funeral Home
                                                                  Roselawn Funeral Home and Cemetery
Loewen (Indiana), L.P........................................     Day Mortuary
                                                                  Moster and Cox Mortuary
                                                                  Titus Funeral Home
                                                                  Valhalla Memory Gardens
Loewen Corporate Benefits of North Carolina, Inc.............     Essential Benefits
Loewen Group Acquisition Corp.
Loewen (NAFTA), LLC MCM Acquisition, Inc.
Michigan Cemetery Management, Inc.
Neweol (Delaware), L.L.C.
O'Connor Funeral Home & Crematory, Inc.
Oehler Building Corporation
Osiris Holding Corporation...................................     Crown Hill Memorial Park and Mausoleum
                                                                  Graceland Memorial Gardens
                                                                  The Loewen Group - Philadelphia
Retz Funeral Home, Inc.
Roses Delaware, Inc.
Short's Funeral Chapel, Inc.
SNST Holdings, Inc.
SSC Holdings, Inc.
Sunset Acquisition Corporation...............................     Sunset Memorial Park
                                                                  Sunset Funeral Chapel


DISTRICT OF COLUMBIA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (District of Columbia), Inc.
  (f/k/a Stein Hebrew Memorial Funeral Home, Inc.)
Takoma Funeral Home, Inc.

FLORIDA

SUBSIDIARY                                                        ASSUMED NAME(S)
Abreu Gonzalez Funeral Homes, Inc............................     Funeraria Abreu Gonzalez



SUBSIDIARY                                                        ASSUMED NAME(S)
Bess-Kolski-Combs, Inc.
Beth David Memorial Gardens, Inc.............................     Beth David Memorial Gardens and Chapel
Blasberg Memorial Chapels, Inc.
Cardwell Funeral Home, Inc...................................     Cardwell & Maloney Funeral Home
Charlotte Memorial Gardens Acquisition, Inc..................     Charlotte Memorial
                                                                  Charlotte Memorial Funeral Home & Memorial Gardens
Coral Ridge Funeral Home and Cemetery, Inc.
Curry Raley Funeral Home, Inc.
Dale Maloney Funeral Home, Inc.
Eternal Light Funeral Directors and Counselors, Inc..........     Eternal Light Funeral Chapel
Funeral Services Acquisition Group, Inc.                          C.E. Prevatt Funeral Home
                                                                  Cedar Hill Chapel
                                                                  Chapel Hill Gardens
                                                                  Coleman & Ferguson Funeral Homes
                                                                  Crematory of Northwest Florida
                                                                  Green Mountain Cemetery
                                                                  Darrell Howe Mortuary
                                                                  Howe Mortuaries Koontz
                                                                  Little Chapel Funeral Home
                                                                  Liveoak Park Memorial Cemetery
                                                                  McLaughlin Mortuary
                                                                  McLaughlin Twin Cities Funeral Home
                                                                  McLaughlin-Aultman Funeral Home
                                                                  McNeil-Keyes Funeral Home
                                                                  Oakley Funeral Home
                                                                  Oskaloosa Crematory
                                                                  Southeast Crematory
                                                                  Star of David Memorial Gardens Cemetery and Funeral Chapel
Garden Sanctuary Acquisition, Inc............................     Garden Sanctuary Cemetery
                                                                  Garden Sanctuary Funeral Home
Harris Funeral Home, Inc.
Jewish Memorial Society, Inc.
Joseph B. Cofer Funeral Home, Inc............................     Cofer-Kolski-Combs Funeral Homes
Kadek Enterprises of Florida, Inc............................     Lee Memorial Park
                                                                  Lee Memorial Park Funeral Home
Knauff Funeral Home, Inc.
Kraeer Funeral Homes, Inc....................................     Mixson Funeral Home
Kraeer Holdings, Inc.........................................     American Burial & Cremation Center at Jennings Funeral Home
                                                                  Biggs Funeral Home
                                                                  Collier County Funeral & Cremation Center
                                                                  Dean-Lopez Funeral Home
                                                                  Evans-Carter Funeral Home
                                                                  Fairchild North Federal Chapel
                                                                  Florida Keys Crematory
                                                                  Fraser Funeral Home
                                                                  Gooding Funeral Home Helm Funeral Home

SUBSIDIARY                                                        ASSUMED NAME(S)
                                                                  Hodges Funeral Chapel
                                                                  Hodges Golden Gate
                                                                  Hodges-Josberger Funeral
                                                                  Home Joe P. Burns Funeral Home
                                                                  Key West Mortuary
                                                                  Mason Funeral Home
                                                                  Pritchard Funeral Home
                                                                  Rhodes Funeral Directors
                                                                  Sasser-Morgan-McClellan Funeral Home
                                                                  Sherrill Medicar
                                                                  Yates-Gooding Funeral Home
Levitt Memorial Chapel, Inc.
Levitt-Weinsein Memorial Chapels, Inc.
LM Park, Inc.................................................     Eternal Light Funeral Chapel
                                                                  Lakeside Memorial Park
Martin Funeral Home Acquisition, Inc.........................     Rose Lawn Funeral Home
                                                                  Rose Lawn Funeral Home & Cemetery
Memorial Services Acquisition, Inc...........................     Bradenton Funeral Home
                                                                  Charlotte Memorial Funeral Home
                                                                  Robarts Funeral Home
Memorial Services Corporation................................     Rose Lawn Cemetery
                                                                  Forest Lawn Memorial
MHI Financial, Inc.
MHI Group, Inc.
Moody Funeral Home, Inc.
Mount Nebo Chapels, Inc.
Mount Nebo Memorial Gardens, Inc.............................     Mount Nebo/Kendall Memorial Gardens
                                                                  Mount Nebo/Miami Memorial Gardens
Mount Nebo of the Palm Beaches Memorial Gardens, Inc.
Naples Memorial Gardens, Inc.
North American Cremation Society, Inc.
Osiris Holding of Florida, Inc...............................     Balsberg Rubin Zilbert Memorial Chapel
                                                                  Graceland Funeral Home
                                                                  Graceland Memorial Park North
                                                                  Graceland Memorial Park South
                                                                  Royal Palm Funeral & Cemetery North
                                                                  Royal Palm Funeral Home & Cemetery North
Palm Beach County Community Chapel, Inc.
Phil Kiser Funeral Home, Inc.
Resmal, Inc.
Riverside Memorial Park, Inc.
Royal Palm Acquisition Corporation...........................     Royal Palm Cemetery
Sarasota Memorial Park Acquisition, Inc.                          Sarasota Memorial Park Cemetery
Scott Funeral Home, Inc.
Security Trust Plans, Inc. ..................................     Gulfstream Cremation Society
Sherrill-Guerry Funeral Home, Inc............................     Sherrill-Guerry Medicar
Sinai Funeral Home, Inc.
Skyway Memorial Gardens Acquisition, Inc. ...................     Skyway Memorial Gardens
Star of David Memorial Gardens, Inc.
Weinstein Family Services, Inc.

GEORGIA


SUBSIDIARY                                                        ASSUMED NAME(S)
Wylie-Baxley Funeral Home, Inc...............................     Cocoa Funeral Home
                                                                  Wylie-Baxley Merritt Island Funeral Home
                                                                  Wylie-Baxley Titusville Funeral Home

A.C. Hemperley & Sons, Inc.
Alderwoods (Georgia), Inc. (f/k/a
  Harrell-Faircloth Funeral Home, Inc.)......................     Pinecrest Memorial Gardens
                                                                  Harrell-Faircloth Funeral Home
Alderwoods (Georgia) Holdings, Inc.
  (f/k/a Loewen (Georgia), Inc.).............................     Crest Hill Cemetery
                                                                  Georgia Memorial Park Cemetery
                                                                  Greenhills Memory Gadens
                                                                  Hillcrest Memorial Park
                                                                  Kennesaw Memorial Park
                                                                  Lafayette & Greenhills Memory Gardens
                                                                  Macon Memorial Park Cemetery
                                                                  Macon Memorial Park Funeral Home
                                                                  Mountain View Park Cemetery
                                                                  Pine Ridge Memorial Park
                                                                  Sherwood Memorial Park and Mausoleum
                                                                  Sunset Memorial Gardens & Mausoleum
Advanced Planning of Georgia, Inc.
Alpharetta Funeral Home, Inc.................................     Louie E. Jones Funeral Home
BN Incorporated
Broadlawn, Inc...............................................     Broadlawn Memorial Gardens
Carothers Holding Company (Georgia), Inc. ...................     Bulloch Memorial Gardens
                                                                  Eastbrook Cemetery & Mausoleum
                                                                  Hodges-Turner-Anderson Funeral Home
                                                                  May & Smith Funeral Directors - Sandersville Chapel
                                                                  Peebles-Curry-Durden Mortuary
                                                                  Shepard Funeral Home
                                                                  Tara Garden Chapel Funeral Directors
                                                                  Thompson-Strickland-Waters Funeral Home
Cemetery Sales Holding Corp.
Crest Lawn Acquisitions, Inc.
Dekle-Wainright Funeral Home, Inc............................     Edo Miller/Dekle-Wainright Funeral Home
E.K. May Funeral Home, Inc...................................     May & Smith Funeral Directors - Tennille Chapel
Edo Miller & Sons, Inc.......................................     Edo Miller and Sons Funeral Home
Forest Hills Management Company
Forest Lawn Memorial Gardens, Inc.
Foster Family Funeral Home, Inc..............................     Roswell Funeral Home
Frazier & Son Funeral Home, Inc..............................     Frazier-Holt Funeral Directors
Frederica Cemeteries, Inc....................................     Oglethorpe Memorial Gardens
Green Lawn Cemetery Corporation..............................     Green Lawn Cemetery & Mausoleum
Harvey Funeral Home, Inc.
Horizon-Glynn Properties, Inc................................     Chapel Park Cemetery
James & Dean, Inc............................................     Kennedy International Memorial Gardens
KNDM Holdings, Inc.
KNDY Holdings, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Lowe's Funeral Home, Inc.
Macedonia Memorial Park, Inc.
Mann-Walden Funeral Home, Inc................................     Horis A. Ward - Old Towne Chapel
Melwood Cemetery, Inc........................................     Melwood Cemetery and Gardens
Morrison Funeral Home, Inc...................................     McLamb-Morrison Funeral Home
Mozley Memorial Gardens, Inc.
Parkway Garden Chapel, Inc.
Poteet Holdings, Inc.........................................     Carmichael-Hemperley Funeral Home, East Point
                                                                  Carmichael-Hemperley Funeral Home, Peach Tree
                                                                  Fairview Chapel
                                                                  Fairview Memorial Gardens
                                                                  Glenwood Chapel
                                                                  Hubert C. Baker Funeral Home
                                                                  Metro Crematory
                                                                  Murchison Funeral Home, Inc.
                                                                  Owen Funeral Home
                                                                  Poteet Funeral Homes - Downtown Chapel
                                                                  Poteet Funeral Homes - South Augusta Chapel
                                                                  Poteet Funeral Homes - West Augusta Chapel
                                                                  Rockdale Chapel
                                                                  Stone Mountain Chapel
RBTG Holdings, Inc.
Roundtree Funeral Home, Inc.
Sandy Springs Acquisition Corporation
Sandy Springs Chapel, Inc.
Sandy Springs Development Corporation
SHDL Holdings, Inc.
Sims-Medford Enterprises, Inc................................     Rolling Hills Memory Gardens
Smith-Tillman Mortuary, Inc.
Southeastern Funeral Homes, Inc..............................     Georgia Memorial Park Funeral Home and Cemetery Winkenhofer Chapel
                                                                  Winkenhofer Pine Ridge Funeral Home
Sunset Memory Gardens, Inc.
Thomas L. King Funeral Home, Inc.
United Cemetery Management & Development Corp.
Woodstock Funeral Home, Inc.


HAWAII

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Hawaii), Inc. (f/k/a MFPI
Holdings, Inc.)
Alternative Acquisition, Inc.
Associated Memorial Group, Ltd.
CPFP Holdings, Inc.
FSFP Holdings, Inc.
HWMP Holdings, Inc.
MUMI Holdings, Inc.
NKMI Holdings, Inc.
ORDN Holdings, Inc.
VTM Holdings, Inc.
WCI Holdings, Inc.

IDAHO

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Idaho), Inc. (f/k/a RCI Holdings, Inc.)
Reynolds Funeral Chapel, Inc.
Sunset Memorial Park, Inc.
White Mortuary, Inc..........................................     White Mortuary and Crematory
                                                                  White Mortuary Kimberly Chapel

ILLINOIS

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Chicago Central), Inc.
  (f/k/a Furman Funeral Home, Inc.)
Alderwoods (Chicago North), Inc. (f/k/a
  Weinstein Chapels, Inc.)
Alderwoods (Chicago South), Inc. (f/k/a
  Brown Funeral Home, Ltd.)..................................     Brown Funeral Home
Alderwoods (Illinois), Inc. (f/k/a NMM
  Holdings, Inc.)
Allen-Melvin Funeral Home, Ltd...............................     Allen-Grennan Funeral Homes
Cedar Park Acquisition, Inc.
Chapel Hill Memorial Gardens & Funeral Home Ltd.
Chicago Cemetery Corporation.................................     Beverly Cemetery
                                                                  Ever Rest Cemetery
                                                                  Lincoln Cemetery
                                                                  Oak Hill Cemetery
Chrastka Funeral Home, Ltd...................................     Funeraria La Paz
Community-Opyt Funeral Home, Ltd.
Devon Livery, Inc.
Elmwood Acquisition Corporation..............................     Eden Memorial Park
                                                                  Elmwood Cemetery and Mausoleum
                                                                  Hills of Rest Cemetery
                                                                  Irving Park Cemetery
Evergreen Memorial Gardens, Inc..............................     Grandview Memorial Gardens
Fitzpatrick Funeral Services, Ltd............................     First Choice Cremation of Illinois
                                                                  Care Memorial of Illinois
Genesis Associates, Ltd.
Glendale Memorial Gardens, Inc...............................     Glendale Memorial Gardens & Chapel Mausoleum
                                                                  Oak Lawn Memorial Gardens & Chapel Mausoleum
                                                                  Rest Haven Memorial Gardens
Grennan Funeral Home, Ltd.
Horizon Funeral Direction, Inc.
Memorial Consultants, Inc.
Memorial Gardens Association, Inc............................     Forest Lawn Memory Gardens
Mittendorf Calvert Funeral Home, Ltd.                             Greenview Memorial Gardens & Chapel Mausoleum
                                                                  Kankakee Memorial Gardens
                                                                  Swan Lake Memory Gardens
                                                                  White Chapel Memory Gardens

Mount Auburn Funeral Home, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Mount Auburn Memorial Park, Inc..............................     Mount Auburn Memorial Park & Funeral Home
                                                                  Mount Auburn Memorial Park and Funeral Home
Mount Hope Woodlawn Corporation..............................     Lincoln Memorial Gardens
                                                                  Mount Hope Cemetery
                                                                  Roselawn Cemetery
                                                                  Woodlawn Cemetery
National Home Service Institute, Inc.
Oakland Memory Lanes, Inc.
OBC Acquisitions, Ltd........................................     Lauterburg Oehler Funeral Home
                                                                  Oehler Funeral Home
Osiris Holding of Illinois, Inc..............................     Mount Olive Cemetery
Pineview Memorial Park, Inc..................................     Aarrowood Pet Cemetery & Crematory
                                                                  Highland Memorial Park
                                                                  Northshore Garden of Memories
                                                                  Pine View Memorial Park
                                                                  Willow Lawn Memorial Park
Pre-Arrangement Consultants, Inc.
Ridgewood Cemetery Company, Inc..............................     Ridgewood Cemetery & Mausoleum
Robert A. Weinstein Funeral Directors, Ltd.
Robert A. Weinstein, Ltd.
Ruzich Funeral Home, Inc.....................................     Brown Funeral Home
Tazewell County Memorial Gardens, Inc........................     Hillcrest Memory Gardens
The Oak Woods Cemetery Association...........................     Oak Woods Cemetery
Weinstein Brothers, Inc......................................     Weinstein Family Services
                                                                  Weinstein Family Services - Buffalo Grove
Weinstein Family Services, Inc.
Westwood Memorial Chapel, Inc................................     Grant Tapella Freitag Westwood Funeral Home
Windridge Funeral Home, Ltd..................................     American Family Funeral Services
                                                                  McHenry County Memorial Park
                                                                  Windridge Memorial Park & Nature Sanctuary
Woodlawn Cemetery of Chicago, Inc.
Woodlawn Memorial Park, Inc..................................     Woodlawn Memorial Park Cemetery
Zefran Funeral Home, Ltd.


INDIANA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of America, Inc.
Alderwoods (Indiana), Inc. (f/k/a AFH, Inc.)
Alexandria Cemetery Association, Inc.
B & H Contractors, Inc.......................................     Sunset Memorial Park Cemetery
Berhalter-Hutchins Funeral Home, Inc.........................     Hutchins Funeral Home
BKNL Holdings, Inc.
Bond-Mitchell Funeral Home, Inc.
Brocksmith Funeral Home, Inc.
Brosmer-Drabing Funeral Home, Inc.
Care Memorial of Indiana, Inc.
Chapel Lawn Memorial Gardens, Inc............................     Chapel Lawn Funeral Home
Daviess Co. Cemetery Assoc., Inc.
Denbo Funeral Home, Inc......................................     Dillman-Green Funeral Home
Deremiah-Frye Mortuary, Inc..................................     Deremiah-Frye Mortuary Green & Harrell Chapel

SUBSIDIARY                                                        ASSUMED NAME(S)
Elzey & Haggard Funeral Homes, Inc...........................     Elzey-Patterson-Rodak Funeral Home
                                                                  Elzey-Patterson-Rodak Home for Funerals
Foster and Good Funeral Home, Incorporated...................     Grossman Funeral Home
                                                                  Foster & Good Funeral Home
Gardens of Memory, Inc.
Gordon E. Utt Funeral Home, Inc.
Kemple Funeral Homes, Inc.
Mayflower National Life Insurance Company
McClure Funeral Service, Inc.................................     McClure Funeral Home
NWCC Holdings, Inc.
Oak Enterprises, Inc.........................................     Riverview Cemetery
RSHV Holdings, Inc.
Ruzich Funeral Home, Inc.
South Bend Highland Cemetery Association, Inc................     Highland Cemetery
St. Joseph Valley Memorial Park, Inc.

IOWA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Iowa), Inc. (f/k/a Blackhawk
  Garden of Memories, Inc.)..................................     Cedar Valley Memorial Gardens
                                                                  Garden of Memories Cemetery & Mausoleum
Burlington Cemetery Management, Inc..........................     Burlington Memorial Cemetery & Mausoleum
                                                                  Sunset Memorial Gardens
                                                                  Hillcrest Memorial Gardens
Loewen (Iowa), Inc...........................................     Johnson-Lange Funeral Home
Mass-Hinitt-Alexander Funeral Home, Inc.                          Alexander-Johnson Funeral Chapel
Memory Gardens, Inc. (managed by
  Alderwoods (Iowa), Inc.; not owned)........................     Memory Gardens Cemetery and Mausoleum
North Lawn Cemetery, Inc.
Shrine of Memories, Inc......................................     Memorial Lawn Cemetery
                                                                  Shrine of Memories Funeral Home
                                                                  Shrine of Memories Funeral Home & Mausoleum

KANSAS

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Kansas), Inc. (f/k/a HKS Holdings, Inc.)
Byrd-Snodgrass Funeral Home, Inc.
CLNL Holdings, Inc.
FRY Holdings, Inc.
JNSK Holdings, Inc.
Murdock Funeral Home, Inc.
Potts Funeral Home, Inc......................................     Potts Chapel
PSBG Holdings, Inc.
Quiring Monument Company.....................................     Hillside Funeral Home
                                                                  Hillside Funeral Home West
                                                                  Hillside Funeral Home East
RGOM Holdings, Inc.
SNKS Holdings, Inc.
Southeastern Cemeteries Association
Sperry-McConnell-Bath Funeral Homes, Inc. ...................     Bath Funeral Homes

KENTUCKY

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Planning of Kentucky, Inc.
Alderwoods (Kentucky), Inc. (f/k/a
  Loewen (Kentucky), Inc.) (99%)
Alderwoods (Partner), Inc. (f/k/a Loewen Group Inc.)
BCFH Holdings, Inc. (99.6%)
Bowling Green - Warren County Memorial Gardens, Inc.
CBSV Holdings, Inc.
CWF Holdings, Inc. (99.91%))
DMFH Holdings, Inc. (99.01%)
DNVL Holdings, Inc.
EAMG Holdings, Inc.
Floral Hill Cemetery Limited Partnership
FRSL Holdings, Inc.
GHMG Holdings, Inc.
GJFH Holdings, Inc. (99.1%)
Golden Oaks Memorial Gardens, Incorporated
HCRT Holdings, Inc.
JSFH Holdings, Inc. (99.01%)
KMBG Holdings, Inc.
LDSY Holdings, Inc. (99.9%)
LJL Holdings, Inc. (97.9%)
LMGW Holdings, Inc.
MCLS Holdings, Inc.
Memory Gardens, Inc.
MPW Holdings, Inc.
MURY Holdings, Inc.
NRHI Holdings, Inc.
Osiris Holding of Kentucky, Inc.
RGR Holdings, Inc. (99.01%)
RTH Holdings, Inc. (93.75%)
SBHJ Holdings, Inc. (97%)
STSB Holdings, Inc.
SXP Holdings, Inc.
The Loewen Children's Foundation
  (non-profit corporation managed by LGII, not owned)
TPFH Funeral Home, Inc. (99.9%)
WLDR Holdings, Inc. (99%)

LOUISIANA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of Louisiana, Inc.
  (managed by LGII; not owned)
Alderwoods (Louisiana), Inc. (f/k/a
  Loewen Louisiana Holdings, Inc.)...........................     Bultman Funeral Home
                                                                  Key Florals
                                                                  Lamana-Panno-Fallo Funeral Home
                                                                  McMahon-Coburn-Briede Funeral Home
                                                                  P.J. McMahon & Sons Funeral Home
                                                                  Resthaven Gardens of Memory

SUBSIDIARY                                                        ASSUMED NAME(S)
                                                                  Schoen Funeral Home
                                                                  Tharp-Sontheimer-Tharp Funeral Home
                                                                  Tharp-Sontheimer-Laudumiey Funeral Home
                                                                  West Side/Leitz-Eagan Funeral Home
Beau Pre Memorial Park, Inc.
Cemetery Management Corp.
Evangeline Funeral Home, Inc.
FPCE Holdings, Inc.
FPCW Holdings, Inc.
H. C. Alexander Funeral Home, Inc.
Leitz-Eagan Funeral Home, Inc.
Mayflower Corporate Services, Inc.
New Orleans Limousine Service, Inc. (86.1%)
Ourso Funeral Home, Airline Gonzales, Inc....................     Hargrave Funeral Home
Ourso Funeral Home, Inc.
Security Plan Fire Insurance Company
Security Plan Life Insurance Company
Woodlawn Memorial Park, Inc..................................     Garden of Memories

MARYLAND

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Planning Services of Maryland, Inc.
Alderwoods (Maryland), Inc. (f/k/a The
  Huntt Funeral Home, Inc.)..................................     The Huntt Funeral Home & Crematory
Leasure-Stein Management Company, L.L.C.
Robert E. Evans Funeral Home, Inc............................     Leroy O. Dyett Funeral Home

MASSACHUSETTS

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Massachusetts), Inc. (f/k/a
  Loewen Massachusetts Holdings (1991), Inc.)................     Byron's Funeral Home
Byron's Funeral Homes, Inc. (49%) ...........................     City Burial and Cremation Services
Cuffe-McGinn Funeral Home, Inc. (49%)
Doane Beal & Ames, Inc. (49%)................................     Nickerson Funeral Home
Doba-Haby Insurance Agency, Inc.
Ernest A. Richardson Funeral Home, Inc. (49%)................     Richardson-Gaffey Funeral Home
Gaffey Funeral Home, Inc. (49%)..............................     Arlington Funeral Home
Hafey Funeral Service, Inc. (49%)
John C. Mulry Funeral Homes, Inc. (49%)
Loewen Cape Cod Holdings (1991), Inc.
Loewen Eastern Massachusetts Holdings (1992), Inc.
Ratell Funeral Home, Inc. (40%)

MICHIGAN

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Michigan), Inc. (f/k/a
  Resurrection Funeral Home, Inc.)...........................     Resurrection Funeral Home, Inc.
AMG, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
APC Association
Care Memorial Society, Inc.
Covell Funeral Home, Inc.
Covell-Smith Funeral Home, Inc.
Edward Swanson & Son Funeral Home, Inc.
FLMG Cemetery Corp.
Forest LMP, Inc.
Gethsemane Mausoleum and Sales Company
GOR Cemetery Corp.
Halverson Chapel, Inc.
Hibbard-Ruggles Funeral Home, Inc............................     Hibbard Funeral and Cremation Service
Hill Funeral Home, Inc.
KAL Cemetery Management, Inc.
Loewen (Michigan), Inc.......................................     Gorsline Runciman Ball-Dunn Chapel
                                                                  Gorsline Runciman DeWitt Chapel
                                                                  Gorsline Runciman East Chapel
                                                                  Gorsline Runciman Lansing Chapel
                                                                  Gorsline Runciman Neller Chapel
                                                                  Gorsline Runciman Williamston Chapel
Loewen HDG Acquisition, Inc.
Maple Valley Chapel, Inc.
Memorial Guardian Company
NCG Cemetery Corp.
OCG Cemetery Corp.
Osiris Holding of Michigan, Inc.
Paws Pet Cemetery, Inc.
Peace Rose, Inc..............................................     Hill Funeral Home
Peter Feldpaush & Co., Inc.
Restlawn Acquisiton, Inc.
RKL Supply, Inc.
Roseland Park Sales Company
Roseland, Inc.
Star Cement and Vault Company
UMG, Inc.
Wachterhauser-Brietzke Funeral Homes, Inc....................     McWilliams Funeral Home Posen Community Chapel
                                                                  Wachterhauser Funeral Home
Wensley, L.L.C.
WMP, Inc.
Woodlawn (Michigan), Inc.
Woodmere, Inc.
Wren Funeral Home, Inc.

MINNESOTA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of Minnesota, Inc.
Alderwoods (Minnesota), Inc. (f/k/a Bell
  Bros., Incorporated).......................................     Bell Brothers Funeral Chapel
                                                                  Bell Brothers Funeral Home
                                                                  Jarvi-Dowd Chapel
Care Memorial of Minnesota, Inc.
East Metro Agency, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Enga Memorial Chapels, Inc...................................     Enga White Funeral Service
                                                                  Enga White Funeral Chapel
Gleason Mortuary, Inc.
Kapala-Glodek Funeral Service, Ltd...........................     Kapala-Glodek Crystal New Hope Malone Chapel
                                                                  Kapala-Glodek Northeast Chapel
Kapala-Glodek Gearhart Funeral Home, Inc.                         Gearhart Anoka Chapel
                                                                  Kapala-Glodek Gearhart Chapel
Malone Funeral Home, Inc.
Morningside Memorial Gardens, Inc.
WHC, Inc.
Wulff Family Mortuary, Inc...................................     Crestwood Park Mortuary
                                                                  Godbout Mortuary
                                                                  Woodlane Mortuary

MISSISSIPPI

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of Mississippi, Inc.
Baldwin-Lee Funeral Homes, Inc.
Barham Funeral Home, Inc.....................................     Forest Lawn Memory Gardens
                                                                  Livingston Memorial Gardens
                                                                  Meridian Memorial Park
                                                                  Sumter County Memorial Gardens
Browning Funeral Home, Inc. Water Valley, Mississippi........     Browning Funeral Home
Browning Funeral Homes, Inc..................................     Cardinal Fine Florals
Cardinal Flowers and Fine Gifts, Inc.
Cockrell Funeral Home, Inc.
Coleman Funeral Home, Inc.
F.J.W. Incorporated..........................................     Memorial Funeral Home
Family Care, Inc.
Fisher-Riles Funeral Insurance Company.                           Fisher-Riles Insurance
Floral Hills Memorial Gardens, Inc.
Frank J. Fisher Funeral Directors, Inc.                           Fisher-Riles Funeral Home
Gulf Coast Funeral Services, Inc.
Holder-Wells Funeral Home, Inc.
Magnolia Memorial Gardens of Meridian, Inc...................     Magnolia Cemetery
McPeters, Incorporated - Funeral Directors...................     McPeters Funeral Directors
Newton County Memorial Gardens, Inc.
Parkway Memorial Cemetery Corporation
Riemann Enterprises, Inc.....................................     Gulf Pines Memorial Gardens
Riemann Funeral Homes, Inc...................................     Riemann Funeral Home
                                                                  Riemann Memorial Funeral Home
Riemann Funeral Insurance Company, Inc.
Riemann Holdings, Inc.
Riemann Insurance Company, Inc.
Roseland Park Cemetery, Inc..................................     Beverly Memorial
                                                                  Hillcrest Cemetery
Southern Memorial Park, Inc.
Stephens Burial Association, Inc.
Stephens Funeral Benefit Association, Inc.
Stephens Funeral Fund, Inc.
Stephens Funeral Homes, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Stringer's Hartman-Baldwin Funeral Home, Inc.................     Stringer Funeral Home
Thweatt Funeral Insurance Company, Inc.
Thweatt-King Funeral Home, Inc.
Wright & Ferguson Funeral Home...............................     Wright & Ferguson
                                                                  Wright & Ferguson Hinds Chapel

MISSOURI

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Missouri), Inc. (f/k/a
  Loewen (Missouri), Inc.)
Missouri Cemetery Management, Inc.
Mount Auburn Cemetery Company
PCTH Holdings, Inc.

MONTANA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Montana), Inc. (f/k/a SBG Holdings, Inc.)
GMG Holdings, Inc.
Montana Memorial Services, Inc.

NEBRASKA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Nebraska), Inc. (f/k/a BEBM Holdings, Inc.)
Moon Acquisition, Inc.

NEVADA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Nevada), Inc. (f/k/a Davis Funeral Home, Inc.)...     Davis Funeral Home
American Burial & Crematory Service..........................     Thomas and Jones Funeral Home
Davis Funeral Home Memorial Plan.............................     Davis Estate Plans
                                                                  Davis Paradise Valley Funeral Home
Paradise Memorial Gardens, Inc.

NEW HAMPSHIRE

SUBSIDIARY                                                        ASSUMED NAME(S)
Loewen New Hampshire Holdings 1990, Inc.
McHugh Funeral Home, Inc. (49%)..............................     McHugh Funeral Home and Cremation Service
Robert Douglas Goundrey Funeral Home, Inc....................     Goundrey-Mundry Funeral Home, Inc.
St. Laurent Funeral Home, Inc................................     St. Laurent Funeral Home and Cremation Service
ZS Acquisition, Inc..........................................     Zis-Sweeney Funeral Home, Inc.

NEW MEXICO

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning - Southwest, Inc.
Alderwoods (New Mexico), Inc., (f/k/a
  Fitzgerald & Son Funeral Directors, Inc.)..................     Fitzgerald & Son Funeral Directors
Grants Mortuary, Inc.
Griffin Funeral Home, Inc.
Hillcrest Memorial Gardens Cemetery, Inc.
Larry A. McGee, Inc..........................................     McGee Memorial Chapel and Crematory
Strong-Thorne Mortuary, Inc..................................     Fairview Memorial Park and Crematory
                                                                  Sandia Memorial Gardens
Valley Memory Gardens, Inc...................................     Memory Gardens of the Valley
West Funeral Home, Inc.

NEW YORK

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (New York), Inc. Carpenter's
  Funeral Homes, Inc.).......................................     Ballard and Lindgren Funeral Homes
                                                                  Beilby Funeral Home
                                                                  Carpenter's Funeral Homes
                                                                  Hills Funeral Home
Cecere Acquisition, Inc.
Coloni Funeral Homes, Inc.
Cusimano & Russo, Inc.
David T. Ferguson Funeral Home, Inc.
DPMC Holdings, Inc.
DeVaney-Bennett Funeral Home, Inc.
Drownwood Forest National Pet Cemetery, Inc..................     Drown-Strack Memorialists
Edward F. Carter, Inc........................................     Carter Memorials
                                                                  Drownwood Forest Pet Cemetery
                                                                  Edward F. Carter Funeral Home
James Funeral Home, Inc.
James J. Stout Funeral Home, Inc.
John Dormi & Sons, Inc.
John J. Healey Funeral Home, Inc.
Joseph G. Duffy, Inc.
Kennedy-Roth Funeral Home, Inc.
La Familia Funeral Home, Inc.
Lang-Tobia-DiPalma Funeral Home, Inc.........................     Lang-Tobia-Di Palma Funeral Home
Louis Hirsch & Sons, Inc.....................................     Hirsch & Sons Funeral Directors
M. J. Smith Sons, Inc.
Northeast Monument Company, Inc..............................     Eastern Monument Company
O'Neill-Redden-Drown Funeral Home, Inc. .....................     E.F. Drown Funeral Service
                                                                  Lyon Mountain Funeral Home
R. Stutzmann & Son, Inc.
Ridge Chapels, Inc.
Sensible Alternatives, Inc.
SMJ Holdings, Inc.
T. J. McGowan Sons Funeral Home, Inc.
Vay-Meeson Holding Company, Inc.
Vay-Schleich & Meeson Funeral Home Inc. .....................     Thurston Funeral Home
Vernon C. Wagner Funeral Homes, Inc..........................     Butler-Wagner Funeral Home

SUBSIDIARY                                                        ASSUMED NAME(S)
Wagner Acquisition Corporation
Wanamaker & Carlough, Inc.
Wattengel Funeral Home, Inc.
Weeks Funeral Home, Inc.
William Leahy Funeral Home, Inc..............................     Bocketti Funeral Home
                                                                  Capital District Funeral Service
                                                                  Wm. Leahy Funeral Home
Yablokoff Kingsway Memorial Chapel, Inc. ....................     Monuments by Kingsway
Yablokoff-Wandy Funeral Home, Inc.

NORTH CAROLINA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Funeral Planning of North Carolina, Inc.
Alderwoods (North Carolina), Inc. (f/k/a
  Loewen (North Carolina), Inc.).............................     Bowman Funeral Home
                                                                  Capps Funeral Home
                                                                  Mackie High Funeral Home
                                                                  Moore Funeral Home
Bob Miller Funeral Home, Inc.................................     Miller Funeral Home
Carothers Holding Company, Inc...............................     Biggs Funeral Home
                                                                  Bunch-Johnson Funeral Home
                                                                  Carothers Funeral Home
                                                                  Carothers Funeral Homes
                                                                  Dallas Funeral Home
                                                                  Forest Lawn West Cemetery
                                                                  Garrett's Funeral Homes
                                                                  Gaston Memorial Park and Mausoleum
                                                                  Hankins & Whittington Dilworth Chapel
                                                                  Hankins & Whittington Wilson Chapel
                                                                  Hillcrest Gardens Cemetery
                                                                  Marks Funeral Home
                                                                  Martin Memorial Gardens
                                                                  McEwen Funeral Home of Monroe
                                                                  McNeill Funeral Home
                                                                  Mitchell Funeral Homes and Crematory
                                                                  Prevatte Funeral Home
                                                                  Raleigh Cremation Service
                                                                  Reavis Funeral Home Harmony Chapel
                                                                  Reavis Funeral Home Yadkinville Chapel
                                                                  Westview Gardens Cemetery
                                                                  York Memorial Park
                                                                  York Funeral Home
CMGI Holdings, Inc.
Crestview Memorial Park, Inc.................................     Crestview Memorial Park and Mausoleum
CTMP Holdings, Inc.
Cumberland Memorial Gardens, Inc.............................     Cumberland Memorial Gardens and Mausoleum Inc.
DVTL Holdings, Inc...........................................     Grandview Cemetery
                                                                  Hillcrest Cemetery
EDCB Holdings, Inc.
EGMC Holdings, Inc.
EVGR Holdings, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
FRVW Holdings, Inc.
GFCY Holdings, Inc.
Hanes-Lineberry Advanced Funeral Planning, Inc...............     Hanes-Lineberry Funeral Homes Advanced Planning
HDVG Holdings, Inc.
HGLD Holdings, Inc.
Lineberry Cemetery Corporation
Lineberry Group, Inc.........................................     Carolina Biblical Gardens
                                                                  Guilford Memorial Park
                                                                  Hanes-Lineberry Funeral Homes
                                                                  Lewis Funeral Home
                                                                  Loflin Funeral Home
                                                                  Pierce Funeral Service
                                                                  St. Francis Pet Funeral Service & Cemetery
LMBE Holdings, Inc.
ORDG Holdings, Inc.
PDGT Holdings, Inc.
PMLC Holdings, Inc.
Raleigh Memorial Park, Inc.
RCFH Holdings, Inc.
RCMC Holdings, Inc.
Reeves Funeral Home, Inc.
Reeves, Inc..................................................     Eastlawn Gardens of Memory Cemetery and Mausoleum
                                                                  Gardens of Memory
                                                                  Westlawn Gardens of Memory Cemetery and Mausoleum
RSHL Holdings, Inc.
RSLN Holdings, Inc.
Scotland County Cemetery, Inc................................     Scotland Cemetery
SDLG Holdings, Inc.
STNL Holdings, Inc.
Westminster Gardens, Inc.....................................     Westminster Gardens Mausoleums, Crematory
Williams Funeral Service, (Incorporated)
WSTL Holdings, Inc.

NORTH DAKOTA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Funeral Planning of The Dakotas, Inc.
Alderwoods (North Dakota), Inc. (f/k/a BLTR Holdings, Inc.)
DKMC Holdings, Inc.
EFSI Holdings, Inc.
Eastgate Holdings, Inc.
TMPS Holdings, Inc.
W.B.M., Inc.
WGL Holdings, Inc.

OHIO

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Ohio) Cemetery Holdings,
  Inc. (f/k/a Forest Hills Memorial
  Gardens, Inc.) (non-profit corporation
  managed by LGII, not owned)................................     Forest Hills Memorial Gardens
Alderwoods (Ohio) Cemetery Management,
  Inc. (f/k/a Loewen Cemetery (Ohio), Inc.)..................     West Memory Gardens
Alderwoods (Ohio) Funeral Home, Inc.
  (f/k/a Terebinski Funeral Forest Hills Chapel, Inc.).......     Terebinski Funeral Home
Aslin Holdings, Inc..........................................     Blessing Funeral Home West
Beam Funeral Home, Inc.
Bennett-Emmert Szakovits Funeral Home, Inc. (90%)
Berry Funeral Home, Inc......................................     Berry's Funeral Homes
                                                                  Craciun Berry Funeral Home
Burcham Funeral Home, Inc.
Chestnut Hill/Mount Peace Cemeteries,
  Inc. (non-profit corporation managed
  by LGII, not owned)........................................     Chestnut Hill Memorial Park
                                                                  Mount Peace Cemetery
Corrigan Funeral Home, Inc.
Craciun Funeral Home, Inc.
Danlan Corporation
DiCicco And Son, Inc.........................................     DiCicco & Sons Funeral Homes
                                                                  Moore Funeral Home
FSMI Holdings, Inc.
Gemini Memorial, Inc.
H. & D. Management Company, Inc.
H.H. Birkenkamp Funeral Home, Inc.
Heritage Cemetery Management Corporation
Hogenkamp-Bonham Funeral Home, Inc...........................     Hogenkamp Funeral Home
                                                                  Hogenkamp-Straub Funeral Home
J.H. Finefrock & Sons, Inc...................................     Finefrock-Williams Funeral Home
LAFF Holdings, Inc.
Midwest Cemetery Service Company
MVMP Acquisition, Inc. (non-profit
  corporation managed by LGII, not owned)....................     Green Haven Memorial Gardens
Northeast Ohio Crematory, Inc.
Ohio Network Insurance Agency, Inc.
  (managed by LGII, not owned, not owned)
Osiris Holding of Ohio, Inc.
Pet Haven Memorial Gardens, Inc.
Reed-Nichols Funeral Home, Inc.
Resthaven Memory Garden Cemetery, Inc.
  (non-profit corporation managed by
  LGII, not owned)...........................................     Resthaven Memory Gardens
Restlawn Memorial Gardens, Inc.
Restlawn Memorial Park Association
  (non-profit corporation managed by
  LGII, not owned)...........................................     Restlawn Memorial Park and Chapel Mausoleum
Rose Hill Management Co., Inc.
  (non-profit corporation managed by
  LGII, not owned)...........................................     Rose Hill Memorial Gardens and Mausoleum, Inc.
Rose Hill Memorial Gardens (non-profit
  corporation managed by LGII, not owned)
Siferd Professional Associates, Inc..........................     Kolkmeyer-Helmkamp Orians Funeral Homes
                                                                  Sifert Funeral Home
                                                                  Siferd Funeral Homes
Sinfran, Inc.................................................     Kinsella Funeral Home

SUBSIDIARY                                                        ASSUMED NAME(S)
Spiker-Foster-Shriver Funeral Home, Inc.                          Spiker-Foster-Shriver Funeral Homes
The Forest Hill Cemetery Association
  (non-profit corporation managed by
  LGII, not owned)
The Schmidt-Dhonau Company...................................     Schmidt-Dhonau Funeral Home
                                                                  Schmidt-Dhonau Funeral Homes
West Memory Gardens Association (non-profit
  corporation managed by LGII, not owned)
Western Reserve Memorial Garden (non-profit
  corporation managed by LGII, not owned)

OKLAHOMA

SUBSIDIARY                                                        ASSUMED NAME(S)
Ada Cemetery Holding Company, Inc.
Added Touch Flower Shop, Inc.
Advanced Planning of Oklahoma, Inc.
  (managed by LGII, not owned)
Alderwoods (Oklahoma), inc. (f/k/a MPOA Holdings, Inc.)
Area Funeral Services, Inc.
Arlington Memory Gardens, Inc.
Baggerley Acquisition, Inc...................................     Baggerly Funeral Home
                                                                  Baggerly South Funeral Home
                                                                  Baggerly Memorial Chapel Funeral Home
Bill Eisenhour Funeral Homes, Inc............................     Eisenhour Funeral Home
                                                                  Support Services of Oklahoma City
GGOK Holdings, Inc.
Gray Funeral Service, Inc.
GRFH Holdings, Inc.
HM Acquisition, Inc.
Hunsaker-Wooten Funeral Home, Inc.
KSFH Holdings, Inc.
Loewen (Oklahoma), Inc.......................................     Brumley-McCurtain Funeral Home
                                                                  Cooper-Althouse Funeral Home
                                                                  Cooper Funeral Home of Miami, Inc.
                                                                  Cremation Association of Shawnee
                                                                  Gaskill Owens Funeral Chapel
                                                                  Grace Memorial-Shidler Chapel
                                                                  Grace Memorial Chapel
                                                                  Guardian Midtown Funeral Home
                                                                  Guardian Funeral Homes North Chapel
                                                                  Guardian Funeral Homes West Chapel
                                                                  Guardian/Mayes Funeral Home
                                                                  Heath-Griffith Funeral Service
                                                                  Hutchins-Maples Funeral Home
                                                                  McMahans Funeral Home, Inc.
                                                                  Reed - Culver Funeral Home
                                                                  Resthaven Funeral Home
                                                                  Roberts Funeral Home
                                                                  Roberts/Reed-Culver Funeral Directors
Ludlum Management Services, Inc..............................     Trust Management Services
LWLT Holdings, Inc.
PGFH Holdings, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Resthaven Memorial Company...................................     Resthaven Memorial Park
SGRF Holdings, Inc.
Sunset Memorial Gardens, Inc.

OREGON

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Planning, Inc.
Alderwoods (Oregon), Inc. (f/k/a Bateman
  Funeral Chapel, Inc.)......................................     American Burial & Cremation of Gresham
                                                                  Bateman Carroll Crematory
                                                                  Bateman Carroll Funeral Chapel
American Burial & Cremation Services, Inc....................     American Burial & Cremation Alternatives
                                                                  American Burial and Cremation Services of Oregon
Beaverton Funeral Home, Inc..................................     Pegg, Paxson & Springer Funeral Chapel
Belcrest Memorial Association (managed
  by LGII; not owned)........................................     Belcrest Memorial Park Mausoleum and Cemetery
Belcrest Memorial Park, Inc.
BFCI Holdings, Inc.
Buell Chapel, Inc............................................     Buell Funeral Chapel
                                                                  Buell Crematory
Cemetery Services, Inc.......................................     Forest Lawn Cemetery
Fir Lawn Chapel, Inc.........................................     Bronleewe-Bass Funeral Home.
Gable and Parkrose Funeral Chapels, Inc.                          Portland Funeral Service
                                                                  Gable Funeral Chapel
Haakinson-Groulx Mortuary, Inc...............................     Haankinson-Groulx Mortuary, Clatskanie
                                                                  Haankinson-Groulx Mortuary, Rainer
Howell-Edwards-Doerksen Chapel of the                             Howell-Edwards-Doerkson with
  Gardens, Inc...............................................     Rigdon-Ransom Funeral Directors
Litwiller Funeral Home, Inc..................................     Litwiller-Simonsen Funeral Home
                                                                  Litwiller-Simonsen Crematory
NMP Holdings, Inc.
O'Hair's Funeral Chapel, Inc.................................     O'Hair's & Riggs Funeral Chapel
                                                                  Klamath Cremation Service
Pacific Mausoleum Co., Inc...................................     Bronleewe-Bass Funeral Home PNFS
                                                                  Fir Lawn Cemetery
Peake Memorial Chapel, Inc...................................     Peake Funeral Chapel
Portland Funeral Alternatives, Inc...........................     Portland Funeral Service
The Portland Memorial, Inc...................................     Advanced Planning Oregon
                                                                  Gable PNFS
                                                                  Portland Memorial Crematory
                                                                  Portland Memorial Funeral Home
                                                                  The Portland Memorial Mausoleum
Universal Memorial Centers I, Inc............................     Donelson, Sewell & Matthews Mortuary
                                                                  Valley Memorial Park
Universal Memorial Centers II, Inc...........................     Deschutes Memorial Gardens
                                                                  Deschutes Crematory
Universal Memorial Centers III, Inc..........................     Universal Memorial Society
Young's Funeral Home, Inc....................................     Young's Crematory

PENNSYLVANIA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Pennsylvania), Inc. (f/k/a
  BLH Management, Inc.)
Alleva Funeral Home, Inc. (managed by LGII, not owned)
Alleva Leasing Corporation...................................     Alleva Funeral Home Inc.
BFMI Co.
Bright Undertaking Company...................................     Bright Funeral Home
Burton L. Hirsch Funeral Home, Inc.
  (managed by LGII, not owned)
H. Samson, Inc.
Knee Funeral Home of Wilkinsburg, Inc.
Memorial Cemetery Advisors, Inc.
Neill Funeral Home, Inc. (managed by LGII, not owned)
NFH Leasing Corporation
Nineteen Thirty-Five Holdings, Inc.
Oak Woods Management Company
Osiris Insurance Agency of Pennsylvania, Inc.................     Osiris Insurance Agency, Inc.
Parklawn Acquisition, Inc.
Reese Funeral Home, Inc. (managed by LGII, not owned)
Reese Leasing Corporation
Reese Management Corporation.................................     Reese Funeral Home
Stone and Metal, Incorporated

RHODE ISLAND

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Rhode Island), Inc. (f/k/a
  RIFH Holdings, Inc.)
BJFH Acquisition, Inc.
FRGS Holdings, Inc.
George M. Wilbur-Romano & Sons, Inc..........................     Wilbur-Romano Funeral Home
John B. Romano & Sons, Inc...................................     Romano Funeral Home
Pontarelli-Marino Funeral Home, Inc.
RIFH Holdings, Inc.

SOUTH CAROLINA

SUBSIDIARY                                                        ASSUMED NAME(S)
Carothers Holding Company (South Carolina), Inc..............     Bass Funeral Home
                                                                  Bush River Memorial Gardens

                                                                  Caughman-Harman Funeral Home Lexington Chapel
                                                                  Caughman-Harman Funeral Home Chapin Chapel
                                                                  Caughman-Harman Funeral Home Irmo-St. Andrews Chapel
                                                                  Mahaffey Funeral Home
CRNT Holdings, Inc.
Elmwood Cemetery and Gardens, Inc............................     Elmwood Cemetery
FLEL Holdings, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Frederick Memorial Gardens, Inc.
GSMP Holdings, Inc.
Graceland Cemetery Development Co............................     Graceland Cemeteries
                                                                  Graceland East Memorial Park
                                                                  Graceland West Cemetery
Memorial Gardens of Charleston, Inc.
Poteet Funeral Home, Inc.....................................     North Augusta Chapel
                                                                  Poteet Funeral Homes
Shuford-Hatcher Company......................................     Shuford-Hatcher Funeral Home
SPRH Holdings, Inc.

SOUTH DAKOTA

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (South Dakota), Inc. (f/k/a
  HFFC Holdings, Inc.)
BHRN Holdings, Inc.
HRMP Management, Inc.
OSFH Holdings, Inc.
Prata Funeral Homes, Inc.....................................     Prata Funeral Home
RSTL Holdings, Inc.
Sunset Management, Inc.

TENNESSEE

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of Tennessee, Inc.
Alderwoods (Tennessee), Inc. (f/k/a
  Pettus-Owen & Wood Funeral Home, Inc.).....................     Alexander Funeral Home
                                                                  Benton County Memorial Gardens
                                                                  Dicksons' Fairview Chapel
                                                                  Fairview Chapel
                                                                  Pettus-Owen and Wood
                                                                  Stockdale-Malin Funeral Home
                                                                  Sumner Memorial Gardens
BURS Holding, Inc.
Coffey Mortuary, Inc.
Crestview Memorial Park, Inc.
Dickson Funeral Home, Incorporated...........................     Dickson Funeral Home White Bluff Chapel
DMA Corporation..............................................     Danridge Memorial Gardens
                                                                  Hamblen Memory Gardens & Mausoleum
                                                                  Jefferson Memorial Gardens
                                                                  McMinn Memory Gardens
Eagle Financial Associates, Inc..............................     Eagle Finance
                                                                  Eagle Financial Concepts, Inc.
Eastview Memorial Gardens, Inc...............................     Evergreen Memorial Gardens
Eternity Memorial, Inc.......................................     Eternity Memorials
Family Funeral Service Group, Inc. (99.98%)..................     Anderson Memorial Gardens and Chapel Mausoleum
                                                                  Austin & Bell Funeral Homes
                                                                  Robertson County Memorial Gardens


SUBSIDIARY                                                        ASSUMED NAME(S)
Franklin Memorial Chapel, Inc................................     Brown Funeral Home
                                                                  Carr & Erwin Funeral Home
                                                                  Daves-Culbertson Funeral Home
                                                                  McMinnville Funeral Home
                                                                  Wilson Funeral Home
Funeral Concepts of Knoxville, Inc.
Hilcrest Cemetery Corporation................................     Hilcrest Memorial Gardens
J. W. Curry & Son, Inc.......................................     J. W. Curry & Son Funeral Home
Johnson Funeral Home of Church Hill, Inc.
Kingston Memorial Gardens, Inc.
Kiser Funeral Home, of Greeneville, Incorporated.............     Kiser Funeral Home
Luff Bowen Funeral Home, Inc.
Mayes Mortuary, Inc.
Memorial Park, Inc...........................................     Flowers in the Park
                                                                  Memorial Park Cemetery
                                                                  Memorial Park Funeral Home
                                                                  Memorial Park Southwoods
Nave Funeral Home, Inc.......................................     McReynolds Nave & Larson Funeral Home
                                                                  Memorials & Monuments of Clarksville
Newby Funeral Home, Inc.
Northridge/Woodhaven Chapel & Cemetery, Inc..................     Northridge/Woodhaven Cemetery
                                                                  Northridge/Woodhaven Funeral Chapel
Rawlings Funeral Home, Inc...................................     Colboch-Price Funeral Home
                                                                  Evergreen Chapel and Memorial Gardens
                                                                  McCarty Mortuary
                                                                  McNeil Funeral Home
Roane Memorial Gardens, Inc..................................     Roane and Kingston Memorial Gardens
Roselawn Memorial Gardens Corporation
Smith Funeral Home, Inc.
Spring Hill Cemetery Company.................................     Spring Hill Funeral Home
Sweetwater Valley Memorial Park, Inc.
Tennessee Valley Memory Gardens and Funeral Home, Inc........     Oak Ridge Memorial Park
                                                                  Woodhaven Funeral Home
                                                                  Woodhaven Chapel & Memorial Gardens
Weaver Funeral Home, Inc.....................................     McCarty-Weaver Cumberland Chapel,
                                                                  Inc.
                                                                  Stubblefield Funeral Home
White's Vault Co.............................................     White Vault Co.
Wilson County Memorial Park, Inc.

TEXAS

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Funeral Planning of Texas, Inc.
  (managed by LGII, not owned)
Affordable Caskets, Inc.
Alderwoods (Texas) Cemetery, Inc. (f/k/a
  Loewen Cemetery (Texas), Inc.).............................     Beeville Memorial Park
                                                                  Conroe Memorial Cemetery
                                                                  Earthman Resthaven Cemetery
                                                                  Garden Park Cemetery
                                                                  Green Acres Memorial Park
                                                                  Holly Hills Memorial

SUBSIDIARY                                                        ASSUMED NAME(S)
                                                                  Lawnhaven Memorial Gardens
                                                                  Rio Grande Valley Memorial Park
American Mausoleum Co........................................     Chapel Hill Memorial Park
                                                                  Heritage Memorial Funeral Home
BPCI Holdings, Inc.
Cavazos Memorial Chapel, Inc.................................     Elsa Memorial Chapel
CDRH Holdings, Inc.
Crown Hill Memorial Park, Inc. ..............................     Crown Hill Memorial Park and Mausoleum
Darling-Mouser Funeral Home, Inc.............................     Darling-Mouser Chapel
Del Rio Memorial Park, Inc. (85%)
Directors Cemetery (Texas), Inc. (85%).......................     Lamesa Memorial Park
DSP General Partner, Inc. (85%)
Dudley M. Hughes Funeral Home, Inc...........................     Hughes-Buckner Chapel
Dudley M. Hughes Funeral Home North Chapel, Inc..............     Hughes Funeral Home North Chapel
Dunwood Cemetery Service Company.............................     Cathedral In The Pines Memorial Gardens
Earthman Cemetery Holdings, Inc. (f/k/a
Oak Bluff Memorial Park, Inc. of Port Neches)................     Oak Bluff Memorial Park
Earthman Holdings, Inc.
Ed C. Smith & Brothers Funeral Directors, Inc.
Funeral Service, Inc.
Grace Memorial Park, Inc.
HLLB, Inc....................................................     Colonial Funeral Home
Hughes Funeral Homes, Inc....................................     Hughes Funeral Home - Jefferson Chapel
Hughes Funerals, Inc.........................................     Hughes-Cedar Hill Chapel
Hughes Southland Funeral Home, Inc...........................     Hughes Funeral Home - Southland Chapel
James Funeral Home, Incorporated (85%)
Max Martinez Funeral Home, Incorporated                           Colonial Chapel Hill Funeral Home & Memorial Park
                                                                  Max Martinez Mortuary
                                                                  North Park Funeral Home & Community Center
Memorial Park Cemetery of Tyler, Texas (85%).................     Memorial Park Cemetery of Tyler
National Capital Life Insurance Company
NMCS Holdings, Inc.
Northwest Services, Inc......................................     Cy-Fair Northwest Funeral Home
Panola County Restland Memorial Park, Inc. (85%)
Paragon Trevino Funeral Home, Inc............................     Trevino Funeral  Home
Pioneer Funeral Plans, Inc. (85%)
Pitts Kreidler - Ashcraft Funeral Directors, Inc.............     Kreidler-Ashcraft Funeral Directors
PSMR Holdings, Inc.
PSTC Holdings, Inc.
Sharpstown Services, Inc.....................................     Alief Sharpstown Funeral Home
Travis Land Company
Trevino Funeral Home - Palo Alto, Inc........................     Trevino Funeral Home
Trevino Funeral Home, Inc.
Tyler Memorial Funeral Home and Chapel, Inc. (85%)...........     Memorial Funeral Home of Tyler
                                                                  Whitehouse Memorial Funeral Home
Waco Memorial Park...........................................     Waco Memorial Park and Mausoleum

UTAH

SUBSIDIARY                                                        ASSUMED NAME(S)
Leavitt Acquisition One, Inc.
Leavitt Acquisition Two, Inc.

VIRGINIA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advanced Planning of Virginia, Inc...........................     Mullins & Thompson Funeral Service
Alderwoods (Virginia), Inc. (f/k/a
  Bucktrout Funeral Home of Williamsburg, Inc.)..............     Bucktrout of Williamsburg
Arlington Funeral Home, Incorporated
Barnett's Marion Funeral Home, Inc...........................     Barnett's Funeral Home
HFCK Holdings, Inc.
HFH, Inc.
Hill Funeral Home, Inc.
Ives-Pearson Funeral Home, Inc...............................     Pearson Funeral Home
Jones-Ash Funeral Home, Inc.
Kyger Funeral Home, Inc......................................     Rest Haven Cemetery
L & D Enterprises, Incorporated..............................     Riverside Funeral Home
Lacy Funeral Home, Inc.
Lee Funeral Home of Manassas, Inc............................     Lee Funeral Home
Lineberry Group (Virginia), Inc..............................     Collins-McKee-Stone Funeral Services
                                                                  Diuguid Funeral Service
                                                                  Diuguid Waterlick Chapel
                                                                  Howell Funeral Home
                                                                  Lindsey Funeral Home
                                                                  Lomax Funeral Home
                                                                  Lynch Funeral Home
Mullins Holding Company......................................     Mullins & Thompson Funeral Service
                                                                  Mullins & Thompson Crematory
                                                                  Sensible Alternatives
Sensible Alternatives of Virginia, Inc.
Sidney F. Harrell Funeral Home, Inc..........................     Harrell & Hill Funeral Home
Sunset Memorial, Inc.........................................     Southland Memorial Gardens
                                                                  Florence County Memorial Gardens
                                                                  Woodlawn Memorial Park
Tomlinson Funeral Home, Inc..................................     Community Funeral Services
Umphlett Funeral Home, Inc.
Williamsburg Funeral Home, Inc.
Woodward Funeral Home, Incorporated

WASHINGTON

SUBSIDIARY                                                        ASSUMED NAME(S)
Acacia Memorial Park.........................................     Acacia Memorial Park and Funeral Home
Advanced Planning of Washington, Inc.
Alderwoods (Washington), Inc. (f/k/a LVMG Holdings, Inc.)
American Burial & Cremation Services, Inc.
Bauer Funeral Chapel, Inc.

SUBSIDIARY                                                        ASSUMED NAME(S)
Brown Mortuary Service, Inc.
Dahl/McVicker Funeral Homes, Inc.............................     McVicker's Chapel on the Hill
Davies Cremation & Burial Services, Inc.
Evergreen Funeral Home and Cemetery, Inc.
Green Service Corporation....................................     Chapel of the Valley
                                                                  Green Funeral Home Colonial Chapel
                                                                  Green Funeral Home
                                                                  Snoqualmie Valley Chapel
J & K Management Company.....................................     Braun Funeral Home
                                                                  Evergreen Memorial Park & Mausoleum
                                                                  Jones & Jones Funeral Home
                                                                  Merritt Funeral Home
                                                                  Waterville Funeral Home
Jerns Funeral Chapel, Inc....................................     Jerns-McKinney Funeral Chapel
Kimball Funeral Home, Inc.
LNGV Holdings, Inc.
Malletta-Vertin Holdings, Inc.
Marysville Acquisition, Inc..................................     Marysville Cemetery
NPCI Holdings, Inc.
Powers Ambulance Service, Inc.
Powers Funeral Homes, Inc....................................     Powers Woodlawn Abbey
Price-Helton Funeral Chapel, Inc.............................     Price-Helton Funeral Home
S & H Properties and Enterprises, Inc........................     Howell, Edwards, Doerksen with Rigdon-Ransom Funeral Directors
                                                                  Keizer Funeral Chapel
                                                                  Mills & Mills Funeral Directors
                                                                  Mills & Mills Funeral Directors PNFS
                                                                  Olympic Funeral Home & Memorial Gardens
                                                                  Olympic Memorial Funeral Home PNFS
Schaefer-Shipman Funeral Home, Inc.
Shaw & Sons Funeral Directors, Inc.
Sticklin Funeral Chapel, Inc.
Sunset Marketing, Inc.
Vancouver Funeral Chapel, Inc.

WEST VIRGINIA

SUBSIDIARY                                                        ASSUMED NAME(S)
Advance Planning of West Virginia, Inc.
Alderwoods (West Virginia), Inc. (f/k/a
  Davis Funeral Home, Inc.)..................................     Bartlett Funeral Home
                                                                  Davis Funeral Home
BFH, Inc.
CMC Holdings, Inc.
Dorsey Funeral Home, Inc.
FFH, Inc.
FMI Holdings, Inc.
R.J.P. Enterprises, Inc.
SNV Holdings, Inc.
SPNF Holdings, Inc.
TKFG Holdings, Inc.
WXFH Holdings, Inc.

WISCONSIN

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Wisconsin), Inc. (f/k/a
  Arlington Park Cemetery, Inc.).............................     Arlington Park Cemetery
Community Funeral Homes of Wisconsin,
Inc.
Great Lakes Cemeteries I, Inc................................     Mormon Coulee Memorial Park
                                                                  Sun Prairie Memory Garden
                                                                  Sunrise Memorial Gardens
Great Lakes Cemetery, L.L.C.
Greenlawn Memorial Park (managed by
  Northern Land Company, Inc., not owned)                         Green Lawn Cemetery & Mausoleum
Highland Management Corp.....................................     Highland Memory Gardens
HMC Acquisition, Inc.
Knollwood Memorial Park, Inc.
La Crosse County Cemetery Association
  (managed by LGII, not owned)
Ledgeview Memorial Park (managed by
  Northern Land Company, not owned)
Milton Lawns Memorial Park of
  Janesville, Inc............................................     Milton Lawns Memorial Park
Northern Land Company, Inc...................................     Greenlawn Memorial Park
                                                                  Shrine of Rest Mausoleum at
                                                                    Ledgeview Memorial Park
Osiris Holding of Wisconsin, Inc.............................     Forest Hill Cemetery
Perfection Management Corporation............................     Glenview Memorial Gardens
Roselawn Memorial Park Company (managed
  by LGII, not owned)........................................     Roselawn Memorial Park
Roselawn Memory Gardens
Roselawn Operations, Inc.....................................     Roselawn Memory Gardens
Sheboygan County Cemetery Association
  (managed by Northern Land Company, not owned)
Sunrise Memorial Gardens Assn (managed
  by LGII, not owned)
Sunset Ridge, Inc............................................     Sunset Ridge Memorial Park

WYOMING

SUBSIDIARY                                                        ASSUMED NAME(S)
Alderwoods (Wyoming), Inc. (f/k/a CHMP Holdings, Inc.)
BHWY Holdings, Inc.
HFH Acquisition, Inc.
HPS Acquisition, Inc.
Memorial Services, Inc.
WYMG Holdings, Inc.

                                   INTERNATIONAL

NOVA SCOTIA

SUBSIDIARY                                                        ASSUMED NAME(S)
Nafcanco, ULC

BRITISH COLUMBIA

SUBSIDIARY                                                        ASSUMED NAME(S)
1498130 Ontario Limited (50%)